EXHIBIT 10.13
                                                                   -------------
                             GUARANTY OF OBLIGATIONS
                      OF TENANT PURSUANT TO EQUIPMENT LEASE


            In consideration of the execution by 1607 COMMERCE LIMITED PARTNERSHIP, as landlord ("Landlord"), of that certain Equipment Lease dated September 8th, 2003, (the "Lease") between Landlord, as landlord, and PLASTIC PALLET PRODUCTION, INC, a corporation, as tenant ("Tenant"), and as an inducement to Landlord to execute the Lease, the undersigned hereby jointly and severally guarantee to Landlord and to its successors and assigns, the payment by Tenant when due of the rent and all other sums provided for in the Lease and the due performance by Tenant of all of the provisions of the Lease and any and all modifications or extensions thereof. In the event of Tenant's failure, or the failure of its successors or assigns, if any, to pay said sums or the render any other performance required of Tenant, when due, the undersigned will forthwith pay all amounts that may be due and will forthwith perform all of the provisions of said Lease to be performed by Tenant and pay all damages that may result from the non-performance thereof by Tenant. The undersigned hereby consents to and waives notice of any extension of time for performance which Landlord may grant to Tenant and to any modifications or amendments of said Lease or extensions or renewals of the term thereof to which Landlord and Tenant, or their successors and assigns, may agree.

            The undersigned waives notice of acceptance of this Guaranty and of any default in the payment of rent, additional rent or any other amounts contained or reserved in said Lease, and notice of any breach or non-performance of any of the covenants, conditions or agreements contained in said Lease.

            The undersigned further agrees that the liability under this Guaranty of the undersigned shall be primary, and that in any right of action which may accrue to the Landlord, their successors or assigns, under said Lease or this Guaranty, Landlord and their successors or assigns, at their option may proceed against the undersigned without having taken or commenced any action or obtained any judgment against Tenant and without applying any security deposit or other property of Tenant or any other person held as collateral security for the performance of the obligations of Tenant under the Lease or otherwise to the discharge of the obligations of the Tenant under the Lease. The undersigned waives any right to require Landlord to pursue any remedy in Landlord's power against Tenant and waives as defenses to the obligations hereunder the pleadings or defense of any statute of limitations. Any partial payment, performance or other circumstance which operates to toll any statute of limitations as to Tenant shall operate to toll the statute of limitations as to the undersigned under this Guaranty.

            The undersigned agrees that, in the event Tenant shall become insolvent or shall be adjudicated a bankrupt, or shall file a petition for reorganization, arrangement or similar relief under any present or future provision of the Federal Bankruptcy Code, or any other act for the relief of debtors or any similar acts or law, or if such a petition filed by creditors of Tenant shall be approved by a Court, or if Tenant shall seek a judicial readjustment of the rights of its creditors under any present or future federal or state law or if a receiver of all or part of Tenant's property and assets is appointed by any state or federal court, and in any such proceeding the Lease shall be terminated or rejected, or the obligations of Tenant thereunder shall be modified, the undersigned will immediately (a) pay to Landlord, or their successors or assigns, an amount equal to all unpaid rent and other amounts accrued under the Lease to the date of such termination, rejection or modification, plus (b), at the option of Landlord, their successors and assigns, either (i) pay to Landlord, or their successors or assigns, an amount equal to the then present cash value of the rent and additional rent which would have been payable under the Lease for the unexpired portion of the term of the Lease if it had not been terminated, rejected or modified, less the then cash rental value of the premises which are the subject of the Lease for such unexpired portion of the term of the Lease, taking into consideration the Lease as modified, if such is the case, or (ii) if the Lease is terminated or rejected, execute and deliver to Landlord, or their successors or assigns, a new lease with the undersigned as tenant for the balance of the term and upon the same terms and conditions as the terminated or rejected Lease, and will pay Landlord interest on the amounts which become payable and are designated in (a) and
(b)(i) above at 18% per annum from the date of such termination, rejection or modification to the date of payment, including any period of time after any breach of default hereunder.

            Neither the obligation of the undersigned to make payment in accordance with the terms of the Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability to the Tenant, or its estate in bankruptcy, or otherwise, or of any remedy for the enforcement thereof, resulting from the operation of any present of future provision of the Federal Bankruptcy Code, or of any other statute, or from the decision of any Court.

            Landlord may, without notice to or demand upon the undersigned and without affecting the obligation of the undersigned hereunder, take and hold security for the obligations under this Guaranty and the Lease, add to, exchange or release any such security, apply or realize upon such security as Landlord determines and release, add or substitute any one or more guarantors should more than one person or entity be or become liable on this Guaranty. Landlord may exercise any right or remedy it may have against Tenant or any security held by Landlord without impairing the obligations of the undersigned on this Guaranty, and the undersigned waives any defense arising out of the absence, impairment or loss of any right of reimbursement, subrogation or other remedy of the undersigned against Tenant or any such security, whether resulting from any election by Landlord or otherwise.

            The undersigned assumes the responsibility to keep informed of the financial condition of Tenant under the Lease and all other circumstances bearing upon the risk of non-payment or non-performance by Tenant under the Lease, and agrees that, absent a request for such information by the undersigned, Landlord shall have no duty to advise the undersigned of information known to Landlord regarding such condition or circumstances. This Guaranty shall bind the undersigned and his successors and assigns.

            Should any action at law or in equity be filed or instituted to construe the terms, for the breach of, to enforce the terms of, or to interpret or declare the rights of the parties under this

Guaranty, the successful party in such action shall, in addition to all other relief afforded to the successful party, recover its costs and expenses (whether or not taxable) and reasonable attorneys' fees incurred in such action.

            Landlord may, with or without notice to the undersigned, assign this Guaranty in whole or in part.

            This Guaranty is secured by a Security Agreement and Stock Pledge Agreement of even date herewith.

            All notices required or permitted hereunder or at law shall be in writing and delivered by personal delivery or certified or registered mail, return receipt requested. Notices to Landlord shall be to the address specified in the Lease and notices to the undersigned shall be to the undersigned's address set forth below. Any notice personally delivered shall be effective upon delivery. Any notice sent by registered or certified mail, postage prepaid and properly addressed shall be effective on the date of mailing. Landlord or the undersigned may change their address for notices by notice to the other in the manner specified in this paragraph.

            EXECUTED this 8th day of September, 2003.

                                PALWEB CORPORATION


                                By: /s/ Warren F. Kruger
                                    ----------------------------------------
                                Warren F. Kruger, President

                                Notice Address:

                                1613 E. 15th St.
                                Tulsa, OK 74120

                                GREYSTONE MANUFACTURING, L.L.C.


                                By: /s/ Warren F. Kruger
                                    ----------------------------------------
                                    Warren F. Kruger, President

                                Notice Address:

                                1613 E. 15th St.
                                Tulsa, OK 74120




                                       3